Credit Facilities	12 Months Ended
Jun. 30, 2019
Debt Disclosure [Abstract]
Credit Facilities

Note 7 – Credit Facilities

Short term loans - banks:

Outstanding balances on short-term bank loans consisted of the following:

	June 30, 2019		June 30, 2018

Loans from China Construction Bank, each with an interest rate of 5.66% per annum, due between July 2018 and January 2019, guaranteed by Beijing Jinshengding Mineral Products Co., LTD ("Jinshengding"), Mr. Xianfu Han, Ms. Chunying Wang, Mr. Weili He, and Ms. Junkun Chen.	$24,686,899	(1)	$26,062,665

(1)	As of the filing of this report, these loan balances are past due and in default due to nonpayment. The bank filed demands to ask the Company to pay off the loans immediately or freeze and/or put a lien on the Company's assets, the personal assets of the individual guarantors, and the guarantors of the loans. The court has granted such demand, and the Company has received a demand notice from the court to pay off the loans immediately on May 9, 2019. Currently, none of the Company's funds on deposit have been seized.

Jinshengding is a supplier to the Company. Mr. Xianfu Han was the Company's former Chief Executive Officer. Chunying Wang is the spouse of Mr. Xianfu Han. Mr. Weili He was the Company's former Chief Financial Officer. Ms. Junkun Chen is the spouse of Mr. Weili He. Also see Note 7 – Related party transactions.

Interest expense was approximately $0.3 million, $1.4 million and $0.8 million for the years ended June 30, 2019, 2018 and 2017, respectively. Default interest with an interest rate of 8.49% totaling approximately $1.8 million up to June 30, 2019 has been accrued for the year ended June 30, 2019 under accrued liabilities.